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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                OCTOBER 30, 1996
                Date of Report (Date of earliest event reported)

                     SANCTUARY WOODS MULTIMEDIA CORPORATION
             (Exact name of Registrant as specified in its charter)

                            BRITISH COLUMBIA, CANADA
                 (State or other jurisdiction of incorporation)

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
                   0-21510                                      75-2444109
            (Commission File No.)                  (IRS Employer Identification Number)
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                            1825 SOUTH GRANT STREET
                              SAN MATEO, CA 94402
                                 (415) 286-6000
                    (Address of Principal Executive Offices)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     Sanctuary Woods Multimedia Corporation (the "Company") is reissuing its audited consolidated financial statements as of and for the year ended December 31, 1995 with an unqualified opinion and is also issuing audited consolidated financial statements as of and for the three months ended March 31, 1996 and June 30, 1996.

     In their report dated April 12, 1996, the Company's independent auditors were unable to express and did not express an opinion on the Company's 1995 consolidated financial statements because of the possible material effects of the uncertainty about the Company's ability to continue as a going concern.

     In their updated report dated October 11, 1996, the Company's independent auditors issued an unqualified opinion on the Company's consolidated financial statements as of and for the year ended December 31, 1995 and also issued an unqualified opinion on the Company's consolidated financial statements as of and for the three months ended March 31, 1996 and June 30, 1996.

ITEM 7.  EXHIBITS

     The following items contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those projected as a result of risk factors discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's reports filed on Form 10-Q for the three month periods ended June 30, 1996 and March 31, 1996 and on Form 10-K, as amended, for the year ended December 31, 1995.

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
     23.1  Independent Auditors' Consent
     99.1  Consolidated Financial Statements of Sanctuary Woods Multimedia Corporation and
           its subsidiary companies as of and for the periods ended June 30, 1996, March
           31,1996, and December 31, 1995, together with the report of Deloitte & Touche LLP, independent auditors.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Sanctuary Woods Multimedia Corporation

                                          By:    /s/  CHARLOTTE J. WALKER

                                            ------------------------------------
                                                    Charlotte J. Walker
                                               President and Chief Executive
                                                           Officer

Dated: October 30, 1996

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                                 EXHIBIT INDEX

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EXHIBIT NO.                                                                              PAGE NO.
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
    23.1      Independent Auditors' Consent............................................     F-1
    99.1      Consolidated Financial Statements of Sanctuary Woods Multimedia               F-2
              Corporation and its subsidiary companies as of and for the periods ended
              June 30, 1996, March 31, 1996, and December 31, 1995, together with the report of Deloitte & Touche LLP, independent auditors....................
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